                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  December 7, 2005
(Date of earliest event reported)

Commission File No.:  333-126218

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                                        13-3416059
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      (State or Other                                  (I.R.S. Employer
Jurisdiction of Incorporation)                        Identification No.)

4 World Financial Center,
250 Vesey Street,
New York, New York                                          10080
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(Address of Principal                                     (Zip Code)
  Executive Office)

                                 (212) 449-1000
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              (Registrant's telephone number, including area code)

ITEM 8.01  Other Events.
           ------------

           Structural and Collateral Term Sheet

           Merrill Lynch, Pierce, Fenner & Smith Incorporated, as an underwriter
(the "Underwriter") of certain of the Registrant's Commercial Mortgage
Pass-Through Certificates, Series 2005-LC1, has provided a prospective purchaser of certain classes of certificates with a structural and collateral term sheet
(the "Term Sheet"). The classes of certificates are being offered pursuant to a
Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the
Securities Act of 1933 (the "Act"). These classes of certificates have been registered pursuant to the Act under a Registration Statement on Form S-3
(No. 333-126218) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheet by reference in the Registration Statement. Any statement or information contained in the Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration
Statement by statements or information contained in the Prospectus.

ITEM 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

     Exhibit No.                  Description
     -----------                  -----------

     99.1                         Structural and Collateral Term Sheet

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE
                                           INVESTORS, INC.

                                         By: /s/ David M. Rodgers
                                             --------------------
                                             Name:  David M. Rodgers
                                             Title:  Executive Vice President

Date:  December 7, 2005

                                INDEX TO EXHIBITS
                                -----------------

                                                                Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------

   99.1             Structural and Collateral Term Sheet              E